UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 6, 2023

Date of Report (Date of earliest event reported)

FG GROUP HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

5960 Fairview Road, Suite 275
Charlotte, North Carolina	28210
(Address of principal executive offices)	(Zip Code)

(704) 994-8279

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	FGH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

FG Group Holdings Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on December 6, 2023. There were outstanding and entitled to vote at the Annual Meeting 19,674,852 shares of common stock. There were present, in person or by proxy, 12,647,856 shares representing approximately 64.2% of the common stock outstanding and entitled to vote. The matters set forth below were voted upon, with the results as indicated:

Proposal No. 1 – Election of Directors:

The Inspector of Elections certified the following vote tabulations for the seven nominees for election to the Board of Directors, all of whom were elected to serve as directors of the Company until the Company’s 2024 annual meeting of stockholders:

	For	Withheld	Broker Non-Votes
D. Kyle Cerminara	8,938,250	235,372	3,474,234
William J. Gerber	6,943,696	2,229,926	3,474,234
Charles T. Lanktree	8,896,280	277,342	3,474,234
Michael C. Mitchell	9,004,597	169,025	3,474,234
Robert J. Roschman	6,969,876	2,203,746	3,474,234
Ndamukong Suh	8,929,411	244,211	3,474,234
Larry G. Swets, Jr.	7,459,028	1,714,594	3,474,234

Proposal No. 2 – Advisory Approval of Executive Compensation:

The Inspector of Elections certified the following advisory vote tabulations for the non-binding approval of the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement related to the Annual Meeting:

For	Against	Abstain	Broker Non-Votes
8,925,119	222,195	26,308	3,474,234

Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm:

The Inspector of Elections certified the following vote tabulations for the proposal to ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain
12,360,113	184,929	102,814

Proposal No. 4 – Advisory Vote on the Frequency of the Vote on Executive Compensation:

The Inspector of Elections certified the following vote tabulations for the proposal to recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
8,470,253	666	688,207	14,496	3,474,234

In light of the outcome of the stockholder vote on the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers and its previous recommendation, the Company’s Board of Directors has determined to continue to hold the advisory vote on the compensation of the Company’s Named Executive Officers every year until the next required vote on the frequency of such votes. Accordingly, the next stockholder advisory vote on executive compensation is expected to be held at the Company’s 2024 annual meeting of stockholders. The next advisory vote on the frequency of future advisory votes on executive compensation is required to occur no later than the Company’s 2029 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG GROUP HOLDINGS INC.

Date: December 6, 2023	By:	/s/ Todd R. Major
Todd R. Major
Chief Financial Officer